Exhibit 10.2

COMPANY GUARANTY AGREEMENT

THIS COMPANY GUARANTY AGREEMENT dated as of August 27, 2013 (this “Agreement”), is being entered into between CECO ENVIRONMENTAL CORP., a Delaware corporation (the “Company”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS:

A. Pursuant to a Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the Administrative Agent, Bank of America, N.A., as Swing Line Lender and an L/C Issuer, the lenders now or hereafter party thereto (the “Lenders”) and the other L/C Issuers now or hereafter party thereto, the Lenders and the L/C Issuers have agreed to provide to the Borrowers a revolving credit facility with a letter of credit subfacility and a swing line subfacility, a multicurrency revolving credit facility and a term loan facility.

B. Certain additional extensions of credit may be made from time to time for the benefit of the Company pursuant to certain Secured Cash Management Agreements and Secured Hedge Agreements.

C. It is a condition precedent to the Secured Parties’ obligations to make and maintain the extensions of credit described in Recitals A and B that the Company shall have executed and delivered this Agreement to the Administrative Agent.

D. The Company, as the parent of the Designated Borrowers, will materially benefit from the extensions of credit made and maintained under the Credit Agreement to or for the benefit of the Designated Borrowers and under the Secured Cash Management Agreements and Secured Hedge Agreements to or for the benefit of the Designated Borrowers.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and under the Secured Cash Management Agreements and Secured Hedge Agreements, the parties hereto agree as follows:

1. Guaranty. The Company hereby unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Secured Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Agreement, “Guaranteed Liabilities” means: (a) each Designated Borrower’s and each other Loan Party’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from any Designated Borrower to any one or more of the Secured Parties, including principal, interest, premiums, fees and documented and out-of-pocket expenses (including all documented and out-of-pocket fees and expenses of counsel required to be paid or reimbursed under any Loan Document (collectively, “Attorneys’ Costs”)); (b) each Designated Borrower’s and each other Loan Party’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by such Designated Borrower under the Credit Agreement, the Notes and all other Loan Documents; and (c) the prompt payment in full by each Designated Borrower and each other Loan Party, when due or declared due and at all such times, of obligations and liabilities now or hereafter arising under the Secured Cash Management Agreements and Secured Hedge Agreements. The Company’s obligations to the Secured Parties under this Agreement are hereinafter referred to as the “Guarantor’s Obligations”.

The Company agrees that it is directly and primarily liable for the Guaranteed Liabilities.

The Guarantor’s Obligations are secured by various Collateral Documents referred to in the Credit Agreement, including without limitation the Security Agreement, the Pledge Agreement and each Mortgage.

2. Payment. If any Designated Borrower or any other Loan Party shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, fees (including, but not limited to, Attorneys’ Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement or any other Loan Document, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default, then the Company will, upon demand thereof by the Administrative Agent, (i) fully pay to the Administrative Agent, for the benefit of the Secured Parties, an amount equal to all the Guaranteed Liabilities then due and owing or declared or deemed to be due and owing, including for this purpose, in the event of any Event of Default under Section 8.01(f) of the Credit Agreement (and irrespective of the applicability of any restriction on acceleration or other action as against any other Loan Party under any Debtor Relief Laws), the entire outstanding or accrued amount of all Obligations or (ii) perform such Guaranteed Liabilities, as applicable. For purposes of this Section 2, the Company acknowledges and agrees that “Guaranteed Liabilities” shall be deemed to include any amount (whether principal, interest, premium, fees) which would have been accelerated in accordance with Section 8.02 of the Credit Agreement but for the fact that such acceleration could be unenforceable or not allowable under any Debtor Relief Law.

3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantor’s Obligations under this Agreement shall be absolute and unconditional irrespective of, and the Company hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Agreement and all Collateral Documents to which it is a party by reason of:

(a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantor’s Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c) any acceleration of the maturity of any of the Guaranteed Liabilities or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities or for any other obligations or liabilities of any Person under any of the Related Agreements;

(e) any dissolution of any Designated Borrower, any other Loan Party or any other party to a Related Agreement, or the combination or consolidation of any Designated Borrower, any other Loan Party or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of any Designated Borrower, the Company or any other Loan Party or any other party to a Related Agreement;

(f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

(g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation the obligations arising under any other Loan Document now or hereafter in effect);

(h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities or any of the obligations or liabilities of any party to any other Related Agreement; or

(i) any other circumstance whatsoever (with or without notice to or knowledge of the Company or any other Loan Party) which might in any manner or to any extent vary the risks of the Company or Loan Party, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to any Designated Borrower or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Guarantor’s Obligations.

It is the express purpose and intent of the parties hereto that this Agreement and the Guarantor’s Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance as herein provided.

4. Currency and Funds of Payment. All Guarantor’s Obligations for payment will be paid in Dollars and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Secured Party with respect thereto as against any Designated Borrower or any other Loan Party, or cause or permit to be invoked any alteration in the time, amount or manner of payment by any Designated Borrower or any other Loan Party of any or all of the Guaranteed Liabilities. If, for the proposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Company in respect of any such sum due from it to the Administrative Agent, any Lender or any L/C Issuer hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent, such Lender or such L/C Issuer, as the case may be, of any sum adjudicated to be so due in the Judgment Currency, the Administrative Agent, such Lender or such L/C Issuer, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent, any Lender or any L/C Issuer from the Company in the Agreement Currency, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent, such Lender or such L/C Issuer, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent, any Lender or any L/C Issuer in such currency, the Administrative Agent, such Lender or such L/C Issuer, as the case may be, agrees to return the amount of any excess to the Company (or to any other Person who may be entitled thereto under applicable law).

5. Events of Default. Without limiting the provisions of Section 2, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative Agent’s election and without notice thereof or demand therefor, each of the Guaranteed Liabilities and the Guarantor’s Obligations shall immediately be and become due and payable.

6. Subordination. Until this Agreement is terminated in accordance with Section 22, the Company hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to the Company (a) by each Designated Borrower, to the payment in full of the Guaranteed Liabilities, and (b) by each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Secured Party and arising under the Loan Documents or any Secured Cash Management

Agreement or Secured Hedge Agreement. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Secured Parties on account of the Guaranteed Liabilities, the Guarantor’s Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by the Company as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of the Company.

7. Suits. The Company from time to time shall pay to the Administrative Agent for the benefit of the Secured Parties, on demand, at the Administrative Agent’s Office or such other address as the Administrative Agent shall give notice of to the Company, the Guarantor’s Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against the Company. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against the Company, whether or not suit has been commenced against any Designated Borrower, any Subsidiary Guarantor, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3.

8. Set-Off and Waiver. The Company waives any right to assert any reduction of the Guarantor’s Obligations as a result of any counterclaim, set-off, recoupment or cross claim the Company may now or at any time hereafter have against any Designated Borrower, any other Loan Party or any or all of the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to the Company. The Company agrees that each Secured Party shall have a lien for all the Guarantor’s Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Secured Party or otherwise in the possession or control of such Secured Party for any purpose (other than solely for safekeeping) for the account or benefit of the Company, including any balance of any deposit account or of any credit of the Company with the Secured Party, whether now existing or hereafter established, and hereby authorizes each Secured Party at any time or times from and after the occurrence of an Event of Default and during the continuance thereof with or without prior notice to apply such balances or any part thereof to such of the Guarantor’s Obligations to the Secured Parties then due and in such amounts as provided for in the Credit Agreement as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Secured Party as soon as the same is put in transit to it by mail or courier or by other bailee.

9. Waiver of Notice; Subrogation.

(a) The Company hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Agreement; (ii) the Lenders’ heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of any Designated Borrower or any other Loan Party, or otherwise entering into arrangements with any Designated Borrower or any other Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3. The Company agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing the Company from the Guarantor’s Obligations, and the Company hereby consents to each and all of the foregoing events or occurrences.

(b) The Company hereby agrees that payment or performance by the Company of the Guarantor’s Obligations under this Agreement may be enforced by the Administrative Agent on behalf of the Secured Parties upon demand by the Administrative Agent to the Company without the Administrative Agent being required, the Company expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against any Designated Borrower or any Subsidiary Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by any Designated Borrower, any Subsidiary Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY THE COMPANY THAT DEMAND UNDER THIS AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

(c) The Company further agrees that with respect to this Agreement, the Company shall not exercise any of its rights of subrogation, reimbursement, contribution, indemnity or recourse to security for the Guaranteed Liabilities until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Designated Borrower or any other Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Designated Borrower or such Loan Party or their respective assets. If an amount shall be paid to the Company on account of such rights at any time prior to termination of this Agreement in accordance with the provisions of Section 22, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantor’s Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantor’s Obligations, the termination or expiration of this Agreement in any manner, including but not limited to termination in accordance with Section 22, and occurrence of the Facility Termination Date.

10. Effectiveness; Enforceability. This Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 22. Any claim or claims that the Secured Parties may at any time hereafter have against the Company under this Agreement may be asserted by the Administrative Agent on behalf of the Secured Parties by written notice directed to the Company in accordance with Section 24.

11. Representations and Warranties. The Company warrants and represents to the Administrative Agent, for the benefit of the Secured Parties, that (a) it is duly authorized to execute and deliver this Agreement, and to perform its obligations under this Agreement; (b) this Agreement has been duly executed and delivered on behalf of the Company by its duly authorized representatives; (c) this Agreement is legal, valid, binding and enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and (d) the Company’s execution, delivery and performance of this Agreement do not violate or constitute a breach of (i) any of its Organization Documents, (ii) any agreement or instrument to which the Company is a party, or (iii) any Law to which it or its properties or operations is subject.

12. Expenses and Indemnity. The Company agrees to be liable for the payment of all reasonable fees and expenses, including Attorneys’ Costs, incurred by any Secured Party in connection with the enforcement of this Agreement, whether or not suit be brought. Without limitation of any other obligations of the Company or remedies of the Administrative Agent or any other Secured Party under this Agreement, the Company shall, to the fullest extent permitted by Law, indemnify, defend and save and hold harmless the Administrative Agent and each other Secured Party from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including Attorneys’ Costs) that may be suffered or incurred by the Administrative Agent or such Secured Party in connection with or as a result of any failure of any Guaranteed Liabilities to be the legal, valid and binding obligations of any Designated Borrower or any other applicable Loan Party enforceable against such Designated Borrower or such other applicable Loan Party in accordance with their terms. The obligations of the Company under this paragraph shall survive the payment in full of the Guaranteed Liabilities and termination of this Agreement.

13. Reinstatement. The Company agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

14. Attorney-in-Fact. To the extent permitted by law, the Company hereby appoints the Administrative Agent, for the benefit of the Secured Parties, as the Company’s attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

15. Reliance. The Company represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that: (a) the Company has adequate means to obtain on a continuing basis (i) from the Borrowers, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Agreement (“Other Information”), and has full and complete access to the Loan Parties’ books and records and to such Other Information; (b) the Company is not relying on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) the Company has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Agreement; (d) the Company has relied solely on its own independent investigation, appraisal and analysis of the Designated Borrowers and the other Loan Parties, such Persons’ financial condition and affairs, the Other Information, and such other matters as it deems material in deciding to provide this Agreement and is fully aware of the same; and (e) the Company has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning any Designated Borrower or any Designated Borrower’s financial condition and affairs or any other matters material to the Company’s decision to provide this Agreement, or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. The Company agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to the Company any information concerning any Designated Borrower or any other Loan Party or such Persons’ financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if the Company receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, the Company will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

16. Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

17. Entire Agreement. This Agreement, together with the Credit Agreement and other Loan Documents, constitute and express the entire understanding between the parties hereto with respect to the subject matter hereof, and supersede all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 22, neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18. Binding Agreement; Assignment. This Agreement and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns; provided, however, that the Company shall not be permitted to assign any of its rights, powers, duties or obligations under this Agreement or any other interest herein except as expressly permitted herein or in the Credit Agreement. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.

19. Secured Cash Management Agreements and Secured Hedging Agreements. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder (including the release, impairment or modification of the Guarantor’s Obligations or security therefor) other than in its capacity as a Lender or an L/C Issuer and, in each such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Guaranteed Liabilities arising under Secured Cash Management Agreements and Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

20. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

21. Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart executed by the Company. Without limiting the foregoing provisions of this Section 21, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Agreement.

22. Termination. Subject to reinstatement pursuant to Section 13, this Agreement, and all of the Guarantor’s Obligations hereunder (excluding those Guarantor’s Obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

23. Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon the Company’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Agreement shall bear interest at the Default Rate.

24. Notices. Any notice required or permitted hereunder shall be given, (a) with respect to the Company, at the address of the Company indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

25. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EXCEPT TO THE EXTENT MANDATED BY APPLICABLE LAW OR RULES OF PROCEDURE, THE COMPANY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY L/C ISSUER, OR ANY

RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 24. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

26. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR

RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Company Guaranty Agreement as of the day and year first written above.

COMPANY:

CECO ENVIRONMENTAL CORP.

By:	/s/ Benton L. Cook
Name: Title:	Benton L. Cook Interim Chief Financial Officer

COMPANY GUARANTY AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthony W. Kell
Name: Title:	Anthony W. Kell Vice President

COMPANY GUARANTY AGREEMENT

Signature Page